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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 31, 2003


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                              The Finish Line, Inc.

               (Exact Name of Registrant as Specified in Charter)


        Delaware                  0-20184                 35-1537210
    (State or Other          (Commission File            (IRS Employer
    Jurisdiction of               Number)             Identification No.)
     Incorporation)


    3308 North Mitthoeffer Road,
        Indianapolis, Indiana                         46235
   (Address of Principal Executive
              Offices)                             (Zip Code)

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    Registrant's telephone number, including area code: (317) 899-1022


                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

The Company announced today that Alan Cohen, the Company's President and CEO, David Klapper, the Company's Senior Executive Vice-President, and Larry Sablosky the Company's Senior Executive Vice-President, have each entered into separate Sales Plans with a brokerage firm under SEC Rule 10b5-1c pursuant to which Mr. Cohen, Mr. Klapper and Mr. Sablosky will sell, subject to predetermined minimum price conditions, up to an aggregate of 250,000, 250,000 and 127,842 shares, respectively, of the Company's Class A Common Stock during the term of the Sales Plans. Trading under the Sales Plans may occur from July 30, 2003 through and including December 30, 2003.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE FINISH LINE, INC.

Date:  July 31, 2003                         By: /s/ Steven J. Schneider
                                             ---------------------------
                                          EVP-COO, CFO, & Assistant Secretary

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